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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 12, 2002, included or incorporated by reference in the AHL Services, Inc. Form 10-K for the year ended December 31, 2001, into the Company's previously filed Registration Statement File Nos. 333-64455 and 333-37627.

/s/ Arthur Andersen LLP

Atlanta, Georgia
April 12, 2002



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